SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                           Current Report Pursuant to
                             Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                               March 12, 2002 Date
                  of Report (Date of earliest event reported):


                             YOUNG INNOVATIONS, INC.
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             (Exact name of registrant as specified in its charter)


                                    MISSOURI
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                 (State or other jurisdiction of incorporation)


            000-23213                                43-1718931
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     (Commission File Number)            (I.R.S. Employer Identification Number)


13705 Shoreline Court East, Earth City, MO                      63045
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        (Address of principal executive offices)              (Zip Code)


                                 (314) 344-0010
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              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

         Young Innovations, Inc. ("Young") has announced that it will implement a three-for-two stock split on all issued shares of its common stock payable (mailing date) March 28, 2002, for stockholders of record March 22, 2002, as more fully described on the attached press release, attached hereto as Exhibit 99.1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements and information:

                  None

         (b)      Exhibits:

                  99.1 Press Release dated March 12, 2002, announcing the three-for-two stock split on all issued shares of its common stock.





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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              YOUNG INNOVATIONS, INC.


                                              By:   /s/ Arthur L. Herbst, Jr.
                                                   -----------------------------
                                                   Arthur L. Herbst, Jr.
                                                   Executive Vice President
                                                   Strategic Planning and Chief
                                                   Financial Officer

Dated:  March 12, 2002



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